UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018 (October 23, 2018)

  Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District,

Shenzhen City, Guangdong Province, China

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On October 23, 2018, Moxian, Inc. (the “Registrant”) received a letter from NASDAQ regarding the Registrant’s failure to comply with NASDAQ Continued Listing Rule 5550(a)(2) (the “Rule”), which requires listed securities to maintain a minimum bid price of $1.00 per share. A failure to comply with the Rule exists when listed securities fail to maintain a closing bid price of at least $1.00 per share for 30 consecutive business days. Based on the closing bid price for the last 30 consecutive business days (including, in particular, the period from September 10, 2018 through October 22, 2018), the Registrant failed to meet the aforesaid requirement.

Under Rule 5810(c)(3)(A), the Registrant will be provided a compliance period of 180 calendar days to regain compliance. If at any time during this 180 day period the closing bid price of the Registrant’s security is at least $1.00 for a minimum of ten consecutive business days, the Registrant’s compliance will be regained.

If the Registrant does not regain compliance during such period, an additional 180 days may be granted to regain compliance, so long as the Registrant meets certain NASDAQ continued listing requirements and notifies NASDAQ in writing of its intention to cure the deficiency during the second compliance period. If the Registrant does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, it may be subject to delisting by NASDAQ.

The Registrant intends to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options, including, but not limited to, implementing a reverse stock split of its outstanding securities, to regain compliance with the minimum bid price requirement.

This Form 8-K is filed to satisfy the obligation under Rule 5810(b) that the Registrant publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: October 24, 2018	By:	/s/ Yin Yi Jun
		Name:	Yin Yi Jun
		Title:	Chief Executive Officer